UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2015

ANTHERA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34637	20-1852016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.

On February 10, 2015, Anthera Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the completion of interim analysis of the Company’s CHABLIS-SC1 clinical trial with blisibimod. A copy of the press release is furnished herewith as Exhibit 99.1.

On February 10, 2015, the Company issued another press release announcing the Company has regained compliance with Nasdaq’s listing requirements and therefore, will continue to be listed in the Nasdaq Global Market.  A copy of the press release is furnished herwith as Exhibit 99.2.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 10, 2015
99.2	Press Release dated February 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anthera Pharmaceuticals, Inc.

Date: February 11, 2015	By:	/s/ May Liu
May Liu
Senior Vice President, Finance and Administration

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 10, 2015
99.2	Press Release dated February 10, 2015